J.P. MORGAN MONEY MARKET FUNDS

JPMorgan California Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

(E*Trade Shares)

(a series of JPMorgan Trust I)

JPMorgan Liquid Assets Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan U.S. Government Money Market Fund

(E*Trade Shares)

(a series of JPMorgan Trust II)

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated November 22, 2022

to the current Prospectuses, Summary Prospectuses and Statement of Additional

Information, as supplemented

NOTICE OF LIQUIDATION OF THE E*TRADE SHARES OF THE JPMORGAN MONEY MARKET FUNDS. The Board of Trustees of the JPMorgan Money Market Funds has approved the liquidation and redemption of the E*Trade Shares of the Funds on or about January 31, 2023 (the “Liquidation Date”). On the Liquidation Date, the Funds shall distribute to its E*Trade shareholders of record an amount equal to the net asset value as calculated on the Liquidation Date. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date.

Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution.

For taxable shareholders of the E*Trade Shares of the Funds, the redemption of shares of E*Trade Shares of the Funds on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder of E*Trade Shares may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Distributions and Taxes” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation and redemption.

EFFECTIVE JANUARY 27, 2023, PURCHASES OF E*TRADE SHARES OF THE FUNDS BY NEW OR EXISTING SHAREHOLDERS WILL NOT BE ACCEPTED.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-MMFLIQ-1122